GRIFFIN-AMERICAN HEALTHCARE REIT III

GRIFFIN CAPITAL SECURITIES
guardians of wealth

AMERICAN HEALTHCARE INVESTORS

Forward Looking Statements

Certain statements made today may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including statements with respect to the effects of the coronavirus, or COVID-19, pandemic, including its effects on the healthcare industry, our company's financial performance and future challenges and our expectations regarding the health of our portfolio; the updated estimated per share net asset value of our common stock; the strategic alternative review process; and any consummation of a transaction resulting from the strategic alternative review process. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current real estate and real estate-related investments; uncertainties regarding the severity and duration of the COVID-19 pandemic and its effects; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company's periodic reports, as filed with the U.S. Securities and Exchange Commission, or SEC. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

Company Update

Expertise • Management of Co-Sponsors*

APPROXIMATELY

$4.2 BILLION[1]

OF HEALTHCARE ASSETS UNDER MANAGEMENT

MANAGEMENT TEAM

2006

ESTABLISHED

MORE THAN

150K

INVESTORS

COMBINED TRANSACTIONS

$47 BILLION[2]

COMMERCIAL REAL ESTATE SINCE 1990

ACQUIRED AND DISPOSED OF MORE THAN

$16 BILLION[2]

HEALTHCARE PROPERTIES

SUCCESSFULLY FOUNDED

FOUR

HEALTHCARE REITs

*Note: All data is as of 12/31/20 and refers to the management teams of American Healthcare Investors, LLC, or AHI, and Griffin Capital Company, LLC, or Griffin Capital Company, the co-sponsors of Griffin-American Healthcare REIT III, Inc., or GAHR III.

(1) Based on aggregate contract purchase price of owned and/or operated real estate and real estate-related investments, including completed development projects and net of dispositions and principal repayments. The Griffin-American Healthcare REIT IV, Inc., or GAHR IV, portfolio also includes an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.
(2) Based on contract purchase/sales price.

Portfolio Construction – Historic Overview

	GAHR III Portfolio (as of 12/31/20)
Total Investments (1)	$3.1 billion
Gross leasable area (Sq Ft)	14.1 million
Number of buildings + campuses	220
Percent leased	
- Leased assets (i.e., non – RIDEA)	91.9%
- Senior housing – RIDEA(2)	70.0%
- Integrated senior health campuses	66.9%
Portfolio allocation based on aggregate contract purchase price:	
Integrated senior health campuses (Trilogy)	51.8%
Medical office buildings ("MOB")	21.0%
Senior housing – RIDEA	13.8%
Hospitals	4.5%
Skilled nursing facilities ("SNF")	4.1%
Senior housing – leased	2.9%
Real estate-related investment	1.9%
Total number of states (3)	27 + UK & Isle of Man
Weighted average remaining lease term (years) (4)	7.2
Portfolio Leverage (5)	45.9%

(1) Based on aggregate contract purchase price of owned and/or operated real estate and a real estate-related investment, including completed development projects and net of dispositions and principal repayments.

(2) The operation of healthcare-related facilities utilizing the structure permitted by the REIT Investment Diversification and Empowerment Act of 2007 is commonly referred to as a "RIDEA" structure.

(3) Based on real estate owned and/or operated.

(4) Excluding Senior Housing – RIDEA facilities and integrated senior health campuses.

(5) Total debt divided by total market value of real estate and a real estate-related investment. Total market value equals the aggregate contract purchase price paid for investments or, for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

Portfolio Map (as of 12/31/20)

TOTAL INVESTMENTS: $3.1 BILLION(1)

STATES: 27 + UK & ISLE OF MAN(2)

 # OF BUILDINGS & CAMPUSES: 220(2)



Medical Office Buildings
Senior Housing
Skilled Nursing Facilities
Hospitals
Integrated Senior Health Campuses

Note: "Senior Housing" includes senior housing facilities leased to third party operators, as well as senior housing facilities operated utilizing the RIDEA structure.

(1) Based on aggregate contract purchase price of owned and/or operated real estate and a real estate-related investment, including completed development projects, as of 12/31/20, net of dispositions and principal repayments.

(2) Based on real estate owned and/or operated as of 12/31/20.

GRIFFIN-AMERICAN HEALTHCARE REIT III

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lease Expiration Schedule (as of 12/31/20)

Focus on Managing Risk through Long Weighted-Average Remaining Lease Terms



50%
40%
30%
20%
10%
0%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+

Note: Based upon total gross leasable area scheduled to expire, excluding senior housing – RIDEA facilities and integrated senior health campuses.

Portfolio Composition (as of 12/31/20)

Diversified Across Clinical Asset Classes with Higher Concentration in Senior Housing and Skilled Nursing Facility Assets

PORTFOLIO BREAKDOWN BY ASSET TYPE



Hospitals 4.5%
Debt 1.9%
MOB 21.0%
Senior Housing (1) (2) 38.9%
SNF (2) 33.7%

ACQUISITION SOURCING



Seller Direct 21.6%
Unlisted 54.0%
Listed 24.4%

(1) Includes senior housing – RIDEA facilities.
(2) Includes the number of beds in our integrated senior health campuses designated as either senior housing or skilled nursing facilities.

Note: Allocations based on aggregate contract purchase price of owned and/or operated real estate and a real estate-related investment.

Impact of COVID-19 on Portfolio – Overview

The Pandemic Disrupted Healthcare Real Estate Performance through 2020 and into 2021

- Beginning in March 2020, government-imposed business closures and banning of elective surgical procedures dramatically impacted all four of our healthcare real estate asset classes
- A powerful wave of new cases throughout the winter months put additional pressure on senior housing and skilled nursing facilities—**U.S. daily cases did not peak until January 2021 and deaths did not peak until February 2021**
- Our medical office buildings segment rebounded quickly and has demonstrated remarkable resilience through the pandemic
- Our senior housing and skilled nursing segments have experienced meaningful drops in occupancy driven by government restrictions and consumer concerns over congregate living
- COVID-19 also resulted in sharp operating expense increases in clinical healthcare settings, which is also impacting performance

We are Seeing Early Signs of Recovery in Every Segment as Case Counts Drop in Most Regions of the Country

- The needs-based aspect of healthcare real estate has historically proven to be a stable asset class through various economic cycles
- As the threat of the COVID-19 virus diminishes, our senior housing and skilled nursing segment occupancies have begun to experience modest increases



Daily New COVID-19 Cases in the U.S.
400K
300K
200K
100K
0K
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Daily Cases
7-Day Moving Average



Daily New COVID-19 Deaths in the U.S.
5,000
4,000
3,000
2,000
1,000
-
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Daily Deaths
7-Day Moving Average

SOURCE: Johns Hopkins University. Data through March 28, 2021.

Impact of COVID-19 on Medical Office Buildings

Our Medical Office Buildings Segment Faced Immediate Pressures Due to Government Restrictions but Rebounded Swiftly and Continues to Perform Well

- The majority of our medical office tenants were initially deemed "non-essential" during the stay-at-home orders and many faced forced closures
- Tenant revenue pressures and uncertainty regarding reopening led to an immediate jump in rent delinquencies
- The easing of government restrictions and injection of federal government support programs (e.g., Payroll Protection Loan Program) contributed to swift stabilization to pre-pandemic levels by September 2020
- **An initial glut of rent relief requests presented an opportunity for tenant relationship development and key portfolio metric improvement**
- We avoided meaningful rent deferrals and favored lease extensions with often below-market tenant incentives which led directly to improved portfolio occupancies and weighted average lease term



MOB Delinquent Rent as of Month End (2020)
20%
15%
10%
5%
0%
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20



MOB Occupancy
89.5%
89.0%
88.5%
88.0%
87.5%
87.0%
86.5%
86.0%
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Impact of COVID-19 on Trilogy

Our Largest Investment, Trilogy, has been Deeply Impacted but is Beginning to Show Early Signs of Recovery

- Trilogy Investors, LLC, or Trilogy, is our single largest investment representing 51.8%(1) of the portfolio; 119 campuses; approximately comprised of 43% senior housing and 57% skilled nursing
- Pre-COVID-19, Trilogy was our best performing asset, and we expect a strong recovery post-COVID-19
- Trilogy (and our other senior housing and skilled nursing operators) have experienced a rapid and unprecedented drop in occupancy and revenue driven by government-mandated shutdowns and the banning of "elective surgical procedures" that fuel resident admissions
- **Trilogy's occupancy has largely, inversely tracked COVID-19 death rates and did not bottom until January/February of 2021**
- Occupancy fell by roughly 17% from pre-pandemic levels (from ~84% to ~67%)(2)
- Unprecedented increases in operating expenses (30%+ in cost of labor and personal protective equipment) put significant pressure on Trilogy's net operating income
- **Trilogy's occupancy and revenue have been steadily increasing since experiencing an occupancy "bottom" in January/February of 2021**
- We believe there is pent-up demand for elective procedures that rely on skilled nursing rehabilitation and we expect that demand to boost Trilogy's recovery in 2021 and into 2022



Trilogy Occupancy & Daily COVID-19 Deaths in the U.S.
Occupancy
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
U.S. Daily Deaths
3/1/20
4/1/20
5/1/20
6/1/20
7/1/20
8/1/20
9/1/20
10/1/20
11/1/20
12/1/20
1/1/21
2/1/21
3/1/21
Daily Deaths
Trilogy AL/MC
Trilogy Total
7-Day Moving Average

(1) Based on aggregate contract purchase price of owned and/or operated real estate and a real estate-related investment as of December 31, 2020.
(2) Occupancies calculated as of December 31, 2019 and December 31, 2020, respectively.

GRIFFIN-AMERICAN HEALTHCARE REIT III

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Impact of COVID-19 on Senior Housing and Skilled Nursing

Senior Housing and Skilled Nursing Facility Segments Experienced Immediate Occupancy and Expense Pressures that have Dragged on into 2021

- Government stay-at-home orders and self-imposed admission restrictions dramatically reduced admissions at skilled nursing facilities and essentially shut down new leasing activity at senior housing facilities
- Our portfolio has direct economic exposure to these trends in the RIDEA/Trilogy segments due to characteristics of the "managed vs. leased" structures
- Since March 1, 2020, our senior housing occupancy has dropped a significant ~14%. Labor and personal protective equipment expenses increased (estimated to be over 30% each) during the majority of the last 12 months which were driving an ~20% increase in overall RIDEA operating expenses
- **Vaccination clinics have been on-going at all of our senior housing and skilled nursing facilities with vaccination rates across the portfolio running at approximately 83% for residents as of April 23, 2021**
- Operating expense pressure has moderated, and occupancy rates are beginning to show modest improvement

Senior Housing and Skilled Nursing Occupancies


95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
2/29/20
3/31/20
4/30/20
5/31/20
6/30/20
7/31/20
8/31/20
9/30/20
10/31/20
11/30/20
12/31/20
1/31/21
2/28/21
RIDEA
Senior Housing
Skilled Nursing Facilities
All

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Outlook for Healthcare Real Estate

Healthcare Real Estate is Expected to Rebound Due to the Needs-Based Nature of the Asset Class

- Due to a variety of factors and the relative inelasticity of demand for the asset class, publicly-traded healthcare REITs typically trade at higher premiums to net asset value, or NAV, compared to the other commercial real estate asset classes
- In recessionary periods, the healthcare sector has historically "bottomed" at much more shallow levels than the other asset classes and has rebounded more quickly
- The COVID-19 pandemic puts pressure on these trends because of the acute effect it is having on specific segments of healthcare real estate—specifically the profound impact on senior housing and skilled nursing
- Once the COVID-19 healthcare crisis subsides, we anticipate that healthcare REITs will follow prior trends, and that NAVs will recover as the effects of the pandemic lessen; with the potential for outsized recovery driven by the tailwinds of pent-up demand

Listed Healthcare Real Estate's Significant Premium to NAV*


90.00%
70.00%
50.00%
30.00%
10.00%
-10.00%
-30.00%
-50.00%
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16
Mar-17
Mar-18
Mar-19
Mar-20
Mar-21
14-year Averages
All U.S. Equity REITs: 0.18%
Listed Healthcare REITs: 20.78%

* Source: KeyBanc Capital Markets, Inc. *The Leaderboard*. March 1, 2021. Data represents an average of all listed REITs in each sector as of said date. Please note that GAHR III is not a listed REIT and its results may vary from those of listed REITs.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Reinstatement of Stockholder Distributions

Partial Distributions will be Reinstated for Stockholders Beginning in June at an Annualized Rate of $0.20 Per Share

- In March 2020, our leadership took swift and decisive action to address the pandemic-induced threats to our portfolio
- We immediately eliminated or postponed non-essential capital expenditures within GAHR III's portfolio and suspended distributions and the share repurchase plan to protect our balance sheet and preserve liquidity
- This painful but necessary action allowed our portfolio to weather what we optimistically believe was the worst of the COVID-19 pandemic while maintaining a strong balance sheet and effectively managing portfolio risk
- **Now that we believe that our portfolio has experienced a "bottom" in terms of occupancy and revenue levels, with modest recent upticks, we feel comfortable in supporting the reinstatement of a partial distribution to stockholders**
  - On April 22, 2021, our board of directors declared daily distributions equal to $0.000547945 per share, or an annualized rate of $0.20 per share, to stockholders of record for the period of June 1, 2021 to June 30, 2021, to be paid in cash in July 2021

Listed Healthcare REITs that also Reduced Distributions in 2020*

	NYSE	Action Taken
VENTAS	VTR	Decreased quarterly distribution from $0.793 to $0.45 effective 6/19/2020
welltower	WELL	Decreased quarterly distribution from $0.87 to $0.61 effective 5/18/2020
Healthpeak PROPERTIES	PEAK	Decreased quarterly distribution from $0.37 to $0.30 effective 2/19/2021
New Senior Investment Group	SNR	Decreased quarterly distribution from $0.13 to $0.065 effective 6/4/2020
DIVERSIFIED HEALTHCARE TRUST	DHC	Decreased quarterly distribution from $0.15 to $0.01 effective 4/9/2020
SABRA	SBRA	Decreased quarterly distribution from $0.45 to $0.30 effective 5/15/2020

* Based on their SEC filings, none have increased/restored their distribution cut as of 4/14/21. Please note that GAHR III is not listed on a national securities exchange.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Updated Net Asset Value*

Per Share Net Asset Value – 9/30/20[(1)]

$8.55

Does not Reflect Any Portfolio/NAV Premium

+ Distributions Since Inception: $3.58[(2)]


Historic Per Share Net Asset Value
$9.50
$9.40
$9.30
$9.20
$9.10
$9.00
$8.90
$8.80
$9.01
$9.27
$9.37
$9.40
Oct. 5, 2016
Oct. 4, 2017
Oct. 3, 2018
Oct. 3, 2019
Date approved by Board of Directors

We have Announced an Updated NAV per Share of $8.55

- Year-over-year decline of ~9% was due to the significant impact of the COVID-19 pandemic
- Both revenue and expenses have been negatively affected, particularly within the company's large portfolio of senior housing-RIDEA and integrated senior health campuses
  - The value of Trilogy declined by 8.6%
  - The senior housing—RIDEA portfolio declined by ~9%
  - Due to decreases in interest rates, the adjustment to fair market value of our debt reduced NAV by $0.22/share
- Portfolio bright spots include:
  - MOB portfolio value increased by ~1%
  - Hospital values increased by almost 7%
  - Triple net leased portfolio (senior housing—leased and skilled nursing segments) increased by ~1%
- We note that the closing stock prices of **the "Big Three" traded healthcare REITs (Welltower, Healthpeak and Ventas) reveals an average decline of 31.6% over the same period** from July 1, 2019 to September 30, 2020
- As the significant, but temporary, impact of the COVID-19 pandemic subsides, management expects the portfolio to recover to pre-pandemic levels of performance and valuation over time

*For more information regarding the determination of the estimated per share NAV by the GAHR III board or directors, please see the GAHR III Current Report on Form 8-K filed with the SEC on March 19, 2021.

(1) Date used to calculate estimated per share NAV.
(2) First distribution commencing on May 14, 2014 at annualized rate of $0.60 per share through March 31, 2020 and April through May 2020 distributions at annualized rate of $0.30 per share.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Stanger Lifecycle REIT Performance Rankings (as of 12/31/20)

Rank	Program	Annualized Total Return 1 Year	3 Year	5 Year	Total Return Rank 3 Year	5 Year
1	Cole Office & Industrial REIT (CCIT II), Inc. - Class A	4.59%	7.76%	10.44%	1	2
2	Strategic Storage Trust IV, Inc. - Class A	7.12%	7.24%	-	2	-
3	**Griffin-American Healthcare REIT IV, Inc. - Class I**	**4.83%**	**7.16%**	**-**	**3**	**-**
4	Corporate Property Associates 18 - Global Inc. - Class A	2.61%	7.06%	6.04%	4	11
5	Steadfast Apartment REIT, Inc.	1.93%	6.89%	9.17%	5	4
6	SmartStop Self Storage REIT, Inc. - Class A	3.31%	6.45%	9.42%	6	3
7	Black Creek Industrial REIT IV, Inc. - Class I	6.26%	6.06%	-	7	-
8	Lightstone Value Plus Real Estate Investment Trust V, Inc.	3.52%	5.68%	3.51%	8	18
9	**Griffin-American Healthcare REIT III, Inc.**	**2.14%**	**5.59%**	**6.90%**	**9**	**8**
10	KBS Real Estate Investment Trust III, Inc.	-2.67%	5.05%	9.07%	10	5
11	Resource Real Estate Opportunity REIT, Inc.	3.98%	4.93%	5.91%	11	12
12	Resource Apartment REIT III, Inc. - Class I	0.26%	4.92%	-	12	-
13	Sila Realty Trust, Inc. - Class A	6.42%	4.80%	6.15%	13	10
14	Lightstone Value Plus Real Estate Investment Trust, Inc.	0.71%	4.61%	4.61%	14	16
15	Resource Real Estate Opportunity REIT II, Inc.	4.76%	4.50%	6.19%	15	9
16	Lightstone Value Plus Real Estate Investment Trust II, Inc.	0.00%	4.46%	5.06%	16	15
17	Benefit Street Partners Realty Trust, Inc.	2.64%	4.24%	1.03%	17	21
18	Pacific Oak Strategic Opportunity REIT, Inc.	-8.86%	3.28%	5.24%	18	14
19	Lightstone Real Estate Income Trust, Inc.	-4.01%	3.21%	7.92%	19	6
20	CNL Healthcare Properties, Inc.	0.31%	2.32%	4.28%	20	17
21	Moody National REIT II, Inc. - Class A	2.02%	1.97%	7.68%	21	7
22	Hartman Short Term Income Properties XX, Inc.	-5.93%	1.21%	10.67%	22	1
23	Lightstone Value Plus Real Estate Investment Trust III, Inc.	-7.00%	0.65%	5.40%	23	13
24	InvenTrust Properties Corp.	-5.24%	-1.74%	-1.91%	24	25
25	Phillips Edison & Company, Inc.	-19.61%	-2.68%	2.39%	25	19
26	Strategic Realty Trust, Inc.	-10.41%	-3.18%	-1.25%	26	23
27	Inland Real Estate Income Trust, Inc.	-9.79%	-3.33%	1.06%	27	20
28	RW Holdings NNN REIT, Inc.	-26.74%	-3.94%	-	28	-
29	CIM Real Estate Finance Trust, Inc.	-11.25%	-4.41%	0.58%	29	22
30	KBS Real Estate Investment Trust II, Inc.	-10.03%	-5.08%	-3.42%	30	26
31	Healthcare Trust, Inc.	-6.84%	-5.85%	-1.33%	31	24
32	Hospitality Investors Trust, Inc.	-9.34%	-14.15%	-16.46%	32	29
33	Watermark Lodging Trust, Inc. - Class A	-51.71%	-16.23%	-4.36%	33	27
34	NorthStar Healthcare Income, Inc.	-37.76%	-21.77%	-12.14%	34	28
35	Cottonwood Communities Inc. - Class A	5.12%	-	-	-	-

Note: Returns are calculated without sales load and with reinvestment where available. Rankings are based on the share class with the highest return.

Source: The IPA/Stanger Monitor, Volume III No. 1, Winter 2021, Robert A. Stanger & Co.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Strategic Alternatives Process

Our Board of Directors has Formed a Special Committee to Evaluate Strategic Alternatives

- In October 2020, the board of directors established a special committee comprised of its three independent directors to evaluate strategic alternatives for GAHR III. Subsequently, the special committee engaged Robert A. Stanger & Co. as its financial advisor to assist in the review of strategic alternatives
- Typical options that could result from the strategic review are the sale of the company's assets, the listing of the company's shares on an exchange, or a merger with another entity, including a merger with another unlisted entity that the board of directors expects would enhance the value of the company
- The pursuit of strategic alternatives is a typical and important step in the life cycle of any non-traded REIT and a key step towards a future liquidity event
- There can be no assurance that the review of strategic alternatives will lead to a transaction being pursued, or if pursued, that any of the transactions outlined above would ultimately be completed

STANGER
INVESTMENT BANKING

Insider Stock Investments (as of 12/31/20)

The three founders of AHI and management team have long since established what we believe is one of the greatest alignments of interests between a sponsor company and stockholders in the history of the non-traded REIT industry

- Approximately $11.7M of insider(1) cash directly invested into common stock of GAHR III alone (Combined: ~$33M in Griffin-American Healthcare REIT II, Inc., or GAHR II, GAHR III, and GAHR IV)
- Executive Stock Purchase Plan (commenced in 2012): three founders of AHI committed to investing 100% of their base salaries and annual bonuses directly into common stock of GAHR III throughout the entirety of the offering
- **Effect of GAHR III Distribution Suspension on Insiders: ~$188K in lost cash distributions quarterly(2)**

GAHR III: More than $11.7 Million Invested by Insiders(1)



Common Stock Purchased
600,000
400,000
200,000
0
Jeff Hanson
Danny Prosky
Mathieu Streiff
Kevin Shields
AHI & Griffin Capital Company Employees
GAHR II
GAHR III
GAHR IV

(1) "Insiders" consist of AHI and Griffin Capital Company executives and employees. Each insider's investments represent less than 1.0% of the outstanding common stock of GAHR III.

(2) Estimated GAHR III quarterly distribution based on the annualized distribution rate of $0.60 per share and the number of shares purchased by executives and employees of the co-sponsors as of December 31, 2020.